Exhibit 99.1

Exelon Corporation 2014 Fact Book

Introduction 1 Exelon at a Glance Pro?le, Vision and Quick Facts 2 Company Overview 3 Service Area and Generation Fuel Mix Map of Exelon Service Area and Selected Generating Assets and 2014 Generation Fuel Mix 4 Credit and Liquidity for Exelon and Operating Companies Credit Ratings, Credit Facilities and Commercial Paper 5 Long Term Debt Outstanding as of December 31, 2014 Exelon Corporation 6 Exelon Generation 6 ComEd 7 PECO 8 BGE 9 Federal Regulation Federal Energy Regulatory Commission (FERC) 10 ComEd Electric Transmission Rate Cases, BGE Electric Transmission Rate Cases 11 State Regulation Illinois Commerce Commission (ICC), ComEd Electric Distribution Rate Cases and Average Residential Rate 12, 13 Pennsylvania Public Utility Commission (PUC), PECO Electric and Gas Rate Cases and Average Residential Rate 14 Maryland Public Service Commission (PSC), BGE Electric and Gas Distribution Rate Cases and Average Residential Rate 15, 16 Capital Structure and Capitalization Ratios for Exelon and Operating Companies 17 Reconciliation of Adjusted (non-GAAP) Operating Earnings to GAAP Consolidated Statements of Operations Exelon Corporation 18, 19 Exelon Generation 20 ComEd 21 PECO 22 BGE 23 Supply and Sales Statistics Exelon Generation 24, 25 ComEd 26 PECO 27, 28 BGE 29, 30 Exelon Generation – Generating Resources Total Owned Generating Capacity 31-34 Exelon Nuclear Fleet and Nuclear Operating Data 35, 36 Fossil Emissions and Emission Reduction Technology Summary 37-40 Total Contracted Generation Capacity 41

To the Financial Community, The Exelon Fact Book provides historical ?nancial and operating information to assist in the analysis of Exelon and its operating companies. Please refer to the SEC ?lings of Exelon and its subsidiaries, including the annual Form 10-K and quarterly Form 10-Q, for more comprehensive ?nancial statements and information. For more information about Exelon, or to send email inquiries, visit the Investor section at www.exeloncorp.com Investor Information Stock Symbol: EXC Exelon Corporation Common stock is listed on the Investor Relations New York and Chicago stock exchanges. 10 South Dearborn Street Chicago, IL 60603 Twitter 312.394.2345 @Exelon Cautionary Statements Regarding Forward-Looking Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company and Exelon Generation Company, LLC (Registrants) include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2014 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; and (2) other factors discussed in filings with the SEC by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation (June 30, 2015). None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to re?ect events or circumstances after the date of this presentation.

Exelon at a Glance Company Pro?le Headquartered in Chicago, Exelon is the nation’s leading competitive energy provider, doing business in 48 states, the District of Columbia and Canada. The company is one of the largest competitive U.S. power generators, with more than 32,000 megawatts of owned capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. Constellation, Exelon’s competitive retail and wholesale energy business, provides energy products and services to more than 2.5 million residential, public sector and business customers, including more than two-thirds of the Fortune 100. Exelon’s utilities deliver electricity and natural gas to more than 7.8 million customers in central Maryland (BGE), northern Illinois (ComEd) and southeastern Pennsylvania (PECO). Our Mission Exelon’s mission is to be the leading diversified energy company — by providing reliable, clean, affordable and innovative energy products. Our Vision Performance that drives progress. At Exelon, we believe that reliable, clean and affordable energy is essential to a brighter, more sustainable future. That’s why we’re committed to providing innovation, best-in-class performance and thought leadership to help drive progress for our customers and the communities we serve. Our Values We are dedicated to safety. We actively pursue excellence. We innovate to better serve our customers. We act with integrity and are accountable to our communities and the environment. We succeed as an inclusive and diverse team. Quick Facts 2014 $27.4 billion in operating revenues $86.8 billion in assets 6.7 million electric distribution customers 1.2 million gas distribution customers ~29,000 employees 7,435 circuit miles of electric transmission lines ~32,000 MW U.S. generating capacity ~157 terawatt-hours of electric load served 198 billion cubic feet of natural gas utility load served $1.24 annual dividend rate per share 2

Company Overview Exelon Family of Companies Generation Competitive Transmission Energy Sales & Delivery Exelon Generation is one of the largest competitive power generators in the nation, with owned generating assets totaling approximately 32,000 megawatts. With strong positions in the Midwest, Mid-Atlantic and Texas, Exelon is the largest owner and operator of nuclear plants in the United States. Constellation, is a leading competitive retail and wholesale supplier of power, natural gas and energy products and services across the continental United States. Constellation’s retail businesses serve more than 2.5 million residential, public sector and business customers, including more than two-thirds of the Fortune 100. The company is among the market leaders in distributed generation, as well as energy efficiency. Constellation currently has more than 300 megawatts of distributed generation, fuel cells, compressed natural gas fueling stations, and battery storage, to help customers more efficiently and reliably meet their energy needs. Exelon’s delivery companies – BGE, ComEd, and PECO – work hard to keep the lights on and the gas ?owing for more than 7.8 million customers. Baltimore Gas and Electric Company (BGE) is a regulated electricity transmission and distribution company and natural gas distribution company with a combined service area encompassing Baltimore City and all or part of 10 central Maryland counties. BGE serves approximately 1.2 million electric customers in a 2,300-square-mile territory and approximately 655,000 natural gas customers in an 800-square-mile territory. Commonwealth Edison Company (ComEd) is a regulated electricity transmission and delivery company with a service area in northern Illinois, including the City of Chicago, of approximately 11,400 square miles and an estimated population of 9 million. ComEd has approximately 3.8 million customers. PECO Energy Company (PECO) is a regulated electricity transmission and distribution company and natural gas distribution company with a combined service area in southeastern Pennsylvania, including the City of Philadelphia, of approximately 2,100 square miles and an estimated population of 4 million. PECO has approximately 1.6 million electric customers and 506,000 natural gas customers. 3

Exelon Service Area and Generation Fuel Mix Exelon Service Area and Selected Generation Assets as of December 31, 20141 EXELON ASSETS / HEADQUARTERS Nuclear Coal Gas/Oil Intermediate Renewable: Utility-scale Peakers (Hydro, Wind, Solar, Biomass) Headquarters Locations Constellation has competitive retail and/or gas or electric wholesale operations in all lower 48 states and the Canadian provinces depicted. REGIONAL TRANSMISSION ORGANIZATION (RTO) CAISO MISO ISO-NE & NY PJM SERC ERCOT SERVICE AREAS BGE ComEd PECO CONSTELLATION SOLAR Constellation has invested in over 200 MW of commercial-scale solar. 2014 Generation Fuel Mix Exelon – Ownership Equity(1) Fuel by Capacity (MW) Nuclear 59% Gas 27% Hydro & Renewables 11% Oil 3% Coal <1% (1) Generation fuel mix does not include assets divested in 2014 4

Credit and Liquidity for Exelon and Operating Companies

Credit Ratings as of April 30, 2015

	Moody's Investors Service	Standard & Poor's Corporation	Fitch Ratings
Exelon Corporation			
Senior Unsecured Debt	Baa2	BBB-	BBB+
Commercial Paper	P2	A2	F2
Exelon Generation			
Senior Unsecured Debt	Baa2	BBB	BBB
Commercial Paper	P2	A2	F2
BGE			
Senior Secured Debt	A2	N/A	A
Senior Unsecured Debt	A3	A-	A-
Commercial Paper	P2	A2	F2
ComEd			
Senior Secured Debt	A2	A-	A-
Senior Unsecured Debt	Baa1	BBB	BBB+
Commercial Paper	P2	A2	F2
PECO			
Senior Secured Debt	Aa3	A-	A
Senior Unsecured Debt	A2	N/A	A-
Commercial Paper	P1	A2	F2

- Indicative Rating
- Negative Watch
- Positive Outlook

Credit Facilities and Commercial Paper as of April 30, 2015

(in millions)	BGE	ComEd	PECO	Generation	Exelon Corporate	Total
Unsecured Revolving Credit Facilities[a]	$600	$1,000	$600	$5,800	$500	$8,500
Outstanding Facility Draws	–	–	–	–	–	–
Outstanding Letters of Credit[b]	–	(2)	(1)	(1,649)	(26)	(1,678)
Available Capacity under Facilities[c]	600	998	599	4,151	474	6,822
Outstanding Commercial Paper	–	(367)	–	–	–	(367)
Available Capacity less Outstanding Comm. Paper	$600	$631	$599	$4,151	$474	$6,455

(a) Equals aggregate bank commitments under revolving credit facilities. Includes $500M of bilateral commitments at Generation. Excludes commitments from Exelon's Community and Minority Bank Credit Facility.
(b) Excludes nonrecourse debt letters of credit related to Continental Wind
(c) Represents unused bank commitments under the borrower's credit agreements net of outstanding letters of credit and facility draws. The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.

5

Long-Term Debt Outstanding as of December 31, 2014

Exelon Corporation

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
Senior Notes						
EXC Corp. 2005 Senior Notes	4.90%	6/9/05	6/15/15	$800	$800	–
EXC Corp. 2005 Senior Notes	5.625%	6/9/05	6/15/35	500	–	500
EXC Equity Units	6.50%	6/17/14	6/1/24	1,150	–	1,150
Total Senior Notes				$2,450	$800	$1,650
Total Long-Term Debt				**$2,450**	**$800**	**$1,650**

Exelon Generation

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
Senior Notes						
2007 Senior Unsecured Notes	6.20%	9/28/07	10/1/17	$700	–	$700
2009 Senior Unsecured Notes	5.20%	9/23/09	10/1/19	600	–	600
2010 Senior Unsecured Notes	4.00%	9/30/10	10/1/20	550	–	550
2012 Senior Unsecured Notes	4.25%	6/18/12	6/15/22	523	–	523
2009 Senior Unsecured Notes	6.25%	9/23/09	10/1/39	900	–	900
2010 Senior Unsecured Notes	5.75%	9/30/10	10/1/41	350	–	350
2012 Senior Unsecured Notes	5.60%	6/18/12	6/15/42	788	–	788
CEG Senior Notes[a]	4.55%	6/13/03	6/15/15	550	550	–
CEG Senior Notes[a]	5.15%	12/14/10	12/1/20	550	–	550
CEG Senior Notes[a]	7.60%	3/26/02	4/1/32	258	–	258
Exelon Wind	2.00%	12/10/10	7/31/17	.337	.02	.314
Exelon Wind	2.00%	12/10/10	7/31/17	1	.07	.941
Subtotal				**$5,771**	**$550**	**$5,221**
Project Debt and Other						
NUKEN Uranium Purchase Agreement	3.35%	6/30/14	6/30/18	$38	–	$38
NUKEN Uranium Purchase Agreement	3.25%	9/30/14	6/30/18	32	–	32
CEU Credit Agreement	2.41%	7/22/11	1/14/19	77	–	77
ExGen Renewables I	4.49%	2/6/14	2/6/21	282	–	282
ExGen Texas Power LLC	5.00%	9/18/14	9/18/21	673	7	666
Continental Wind	6.00%	9/30/13	2/28/33	593	20	573
Clean Horizons Solar Term Loan Agreement	2.56%	9/7/12	9/7/30	34	2	32
Sacramento PV Energy Loan Agreement	2.58%	7/26/11	12/31/30	35	2	33
Denver Airport Solar Loan Agreement	5.50%	6/28/11	6/30/31	7	.3	7
Holyoke Solar Loan Agreement	5.25%	10/25/11	12/31/31	10	.4	10
AVSR1 - Draw 1-19	2.3-3.56%	4/12-12/14	1/5/37	558	19	538
Subtotal				**$2,338**	**$51**	**$2,287**
Total Long-Term Debt				**$8,108**	**$601**	**$7,507**

(a) These notes represent inter company loan agreements between Exelon and Generation that mirror the terms and amounts of the third-party obligations of Exelon

Note: Amounts may not add due to rounding.

6

Long-Term Debt Outstanding as of December 31, 2014

ComEd

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
First Mortgage Bonds						
101	4.70%	4/7/03	4/15/15	$260	$260	$–
104	5.95%	8/28/06	8/15/16	415	–	415
111	1.95%	9/7/11	9/1/16	250	–	250
106	6.15%	9/10/07	9/15/17	425	–	425
108	5.80%	3/27/08	3/15/18	700	–	700
115	2.15%	1/10/14	1/15/19	300	–	300
109	4.00%	8/2/10	8/1/20	500	–	500
112	3.40%	9/7/11	9/1/21	350	–	350
117	3.10%	11/10/14	11/1/24	250	–	250
100	5.88%	1/22/03	2/1/33	254	–	254
103	5.90%	3/6/06	3/15/36	625	–	625
107	6.45%	1/16/08	1/15/38	450	–	450
113	3.80%	10/1/12	10/1/42	350	–	350
114	4.60%	8/19/13	8/15/43	350	–	350
116	4.70%	1/10/14	1/15/44	350	–	350
Total First Mortgage Bonds				$5,829	$260	$5,569
Notes						
Notes	6.95%	7/16/98	7/15/18	$140	$–	$140
Total Notes				$140	$–	$140
Long-Term Debt To Financing Trust						
Subordinated Deferrable Interest Notes	6.35%	3/17/03	3/15/33	$206	$–	$206
Total Subordinated Deferrable Interest Debt				$206	$–	$206

Note: Amounts may not add due to rounding.

7

Long-Term Debt Outstanding as of December 31, 2014

PECO

Series (in millions)	Interest Rate	Date Issued	Maturity Date	Total Debt Outstanding	Current Portion	Long-Term Debt
First Mortgage Bonds (FMB)						
FMB	1.20%	9/23/13	10/15/16	$300	$–	$300
FMB	5.35%	3/3/08	3/1/18	500	–	500
FMB	2.38%	9/17/12	9/15/22	350	–	350
FMB	5.90%	4/23/04	5/1/34	75	–	75
FMB	5.95%	9/25/06	10/1/36	300	–	300
FMB	5.70%	3/19/07	3/15/37	175	–	175
FMB	4.80%	9/23/13	10/15/43	250	–	250
FMB	4.15%	9/15/14	10/1/44	300	–	300
Total First Mortgage Bonds				$2,250	$–	$2,250
Total Consolidated Long-Term Debt (Per Treasury)				$2,250	$–	$2,250
Long-Term Debt to Financing Trusts						
PECO Energy Capital Trust III						
Series D	Prime +2%	4/6/98	4/6/28	$.8	$–	$.8
PECO Energy Capital Trust III						
Series D	7.38%	4/6/98	4/6/28	81	$–	81
PECO Energy Capital Trust IV	5.75%	6/24/03	6/15/33	103	–	103
Total Long-Term Debt to Affiliate				$184	$–	$184

Note: Amounts may not add due to rounding.

8

Long-Term Debt Outstanding as of December 31, 2014

BGE

Series	Interest Rate	Date Issued	Maturity Date	Debt Outstanding	Current Portion	Long-Term Debt
(in millions)						
Senior Notes						
Notes due 10/1/16	5.90%	10/13/06	10/1/16	$300	–	$300
Notes due 11/15/21	3.50%	11/16/11	11/15/21	300	–	300
Notes due 8/15/22	2.80%	8/17/12	8/15/22	250	–	250
Notes due 7/1/23	3.35%	6/17/13	7/1/23	300	–	300
Notes due 6/15/33	5.20%	6/20/03	6/15/33	200	–	200
Notes due 10/1/36	6.35%	10/13/06	10/1/36	400	–	400
Total Senior Notes				$1,750	$–	$1,750
Rate Stabilization Bonds						
BGE Securitization due 2016	5.72%	6/28/07	4/1/16	$75	$74.5	$.9
BGE Securitization due 2017	5.82%	6/28/07	4/1/17	119	–	119
Total Rate Stabilization Bonds				$195	$74.5	$120
Total Long-Term Debt (Per Treasury)				$1,945	$74.5	$1,870
Long-Term Debt to Financing Trust						
Trust Preferred Debentures due 2043	6.20%	11/21/03	10/15/43	$258	$–	$258
Total Subordinated Debentures				$258	$–	$258

Note: Amounts may not add due to rounding.

9

Federal Regulation

Federal Energy Regulatory Commission (FERC)

(www.ferc.gov)

The FERC has five full-time members, each appointed by the President of the United States and confirmed by the U.S. Senate. The Commissioners serve for staggered five-year terms. No more than three Commissioners may belong to the same political party. The Chairman is designated by the President.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Norman C. Bay (chairman)	Democrat	8/14	6/18	Director of the FERC Office of Enforcement; Professor of Law at the University of New Mexico School of Law; Assistant U.S. Attorney in the District of Columbia and New Mexico
Cheryl A. LaFleur	Democrat	7/10	6/19	Attorney; executive vice president and acting CEO of National Grid USA; member of the NARUC Committees on Electricity and Critical Infrastructure
Philip D. Moeller	Republican	7/06	6/15	Energy policy advisor to former U.S. Senator Slade Gorton (WA); staff coordinator for the WA State Senate Committee on Energy, Utilities and Telecommunications; head of DC office for Alliant Energy Corporation; Director of Government Relations for Calpine Corporation
Tony Clark	Republican	6/12	6/16	Chairman of North Dakota Public Service Commission; President of NARUC; North Dakota Labor Commissioner under Gov. Ed Schafer; State Legislator; Chairman of Frontier Trails District of the Boy Scouts of America
Colette D. Honorable	Democrat	1/15	6/17	Attorney; Chairman of the Arkansas Public Service Commission; Chief of Staff to Arkansas Attorney General Mike Beebe; past President of NARUC

10

Federal Regulation - Electric Transmission Rate Cases

ComEd Electric Transmission Rate Cases[a]

($ in millions) Ratio	Date	Revenue Adjustment	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity
ComEd Update[b]	4/15/15	$86	2014 pro forma	$2,795	8.61%	11.50%	55%
ComEd Update	4/16/14	$22	2013 pro forma	$2,358	8.62%	11.50%	55%
ComEd Update	4/29/13	$68	2012 pro forma	$2,184	8.70%	11.50%	55%
ComEd Update	5/15/12	$23	2011 pro forma	$2,104	8.91%	11.50%	55%
ComEd Update	5/16/11	$6	2010 pro forma	$2,054	9.10%	11.50%	55%
ComEd Update	5/14/10	$(24)	2009 pro forma	$1,949	9.27%	11.50%	56%
ComEd Update	5/15/09	$(16)	2008 pro forma	$1,986	9.43%	11.50%	57%

(a) Annual update filing based on the formula rate, originally implemented effective May 1, 2007. Rate effective June 1 of the update year through May 31 of the following year.
(b) ComEd revised the Annual Transmission Update on 5/19/15 to reflect a step-down change in the forecasted IL State Tax Rate. Amounts provided reflect revised filing.

BGE Electric Transmission Rate Cases[a][b][c]

($ in millions) Ratio	Date	Revenue Adjustment Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity
BGE Update	4/24/15	$9.9	2014 pro forma	$647	8.46%	11.30%	54%
BGE Update	4/28/14	$14	2013 pro forma	$600	8.53%	11.30%	51.9%
BGE Update	4/25/13	$(1)	2012 pro forma	$564	8.35%	11.30%	48.6%
BGE Update	4/24/12	$18	2011 pro forma	$572	8.43%	11.30%	50.0%
BGE Update	4/29/11	$(1)	2010 pro forma	$501	8.96%	11.30%	53.0%

(a) Annual update filing based on the formula rate, originally implemented effective June 1, 2005. Rate effective June 1 of the update year through May 31 of the following year.
(b) On February 27, 2013, state regulators and consumer advocates (including the MD PSC) filed a complaint against four mid-Atlantic electric utilities (including BGE) seeking a FERC order to reduce the base return equity used in the utilities' formula transmission rates and directing the utilities to submit compliance filings to implement certain changes to the formula transmission rate implementation protocols.
(c) On February 27, 2013, state regulators and consumer advocates (including the MD PSC) filed a complaint against four mid-Atlantic electric utilities (including BGE) seeking a FERC order to reduce the base return equity used in the utilities' formula transmission rates and directing the utilities to submit compliance filings to implement certain changes to the formula transmission rate implementation protocols. On December 8, 2014, a second complaint was filed by the same parties against the four utilties (including BGE) seeking a reduction to the base ROE, which creates a second refund window.

11

State Regulation – ComEd

Illinois Commerce Commission (ICC)
(www.icc.illinois.gov)

The ICC has five full-time members, each appointed by the Governor (currently Bruce Rauner, Republican; term began in January 2015 and ends in January 2019) and confirmed by the Illinois State Senate. The Commissioners serve staggered five-year terms. Under Illinois law, no more than three Commissioners may belong to the same political party. The Chairman is designated by the Governor.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Brien Sheahan (Chairman)	Republican	1/15	1/20	Attorney; Counsel to Governor Rauner's Transition Committee, Director of Government Relations for Navistar, General Counsel for the Illinois Republican Party, member of the DuPage County Board, Policy Advisor at the ICC
Ann McCabe	Republican	3/12	1/17	Midwest regional director for The Climate Registry; partner at Policy Solutions Ltd.; regulatory manager for BP and Amoco; founding member of the Foresight Sustainable Business Alliance; member Illinois Environmental Council
Miguel del Valle	Democrat	2/13	1/18	City Clerk of Chicago; First Hispanic elected to Illinois State Senate; Co-founder of the Illinois Association of Hispanic State Employees and the Illinois Latino Advisory Council on Higher Education; Vice Chairman of the Illinois Student Assistance Commission
Sherina Maye	Independent	2/13	1/18	Associate in Chicago office of Locke Lord LLP; Mentor at the Young Women's Leadership Charter School; a Founding Board Member of the Great Lakes Academy Charter School; Associate Board Member for the Chicago Committee for Minorities in Large Law Firms
John Rosales	Democrat	3/15	1/19 (1)	Director for the City Colleges of Chicago, Vice President of Community and Governmental Affairs for the Coca-Cola Bottling Company of Chicago, Commissioner for the Cook County Merit Board

(1) As of 5/29/15, Commissioner Rosales is an Acting Commissioner, pending confirmation by the Illinois State Senate

12

State Regulation – ComEd (continued)

ComEd Electric Distribution Rate Cases

($ in millions)	Date	Revenue Increase	Test Year	Overall Rate Base	Rate of Return	Equity	Equity Ratio
Formula Rate Filing[a]	4/15/15	($50)	2014	$8,286	7.02%	9.09%	46.25%
Formula Rate Filing[b]	4/16/14	$275	2013	$7,389	7.04%	9.20%	45.77%
ICC Order	12/10/14	$232	2013	$7,344	7.04%	9.20%	45.77%
Formula Rate Filing[c]	4/29/13	$311	2012	$6,731	7.01%	8.72%	44.99%
Senate Bill 9							
Updated Filing[d]	6/5/13	$359	2012	$6,717	6.91%	8.71%	45.28%
ICC Order[e]	12/18/13	$341	2012	$6,702	6.94%	8.72%	45.28%
Formula Rate Filing	4/30/12	$74	2011	$6,367	7.58%	9.81%	42.55%
ICC Order	12/19/12	$73	2011	$6,367	7.58%	9.81%	42.55%
Formula Rate Filing	11/8/11	($59)	2010	$6,601	8.11%	10.05%	45.56%
ICC Order	5/29/12	($169)	2010	$6,183	8.16%	10.05%	46.17%
ICC Order							
on Rehearing	10/3/12	($133)	2010	$6,188	8.16%	10.05%	46.17%
ComEd Request	6/30/10	$343	2009	$7,349	8.98%	11.50%	47.28%
ICC Order	5/24/11	$143	2009	$6,549	8.51%	10.50%	47.28%
ComEd Request	10/17/07	$345	2006	$6,753	8.57%	10.75%	45.04%
ICC Order	9/10/08	$274	2006	$6,694	8.36%	10.30%	45.04%

(a) Reflects ComEd's initial filing on April 15, 2015. Rate of Return on Equity and Equity Ratio reflect the reconciliation year amounts.
(b) Reflects ComEd's initial filing on April 16, 2014. Rate of Return on Equity and Equity Ratio reflect the reconciliation year amounts.
(c) Reflects ComEd's initial filing on April 29, 2013. Rate of Return on Equity and Equity Ratio reflect the reconciliation year amounts.
(d) Reflects ComEd's updated filing on June 5, 2013 to reflect changes applicable to Senate Bill 9. Rate of Return on Equity and Equity Ratio reflect the reconciliation year amounts.
(e) Reflects ComEd's Compliance filing in Docket 13-0318. Rate base reflects filing year amounts. Rate of Return, Return on Equity, and Equity Ratio reflect the reconciliation year amounts.

ComEd – Average Total Residential Rate

($/MWh)

Year	Transmission	Distribution	Energy	Other[a]	Total
2012	$7.98	42.70	70.13	4.72	125.54
2013	$8.92	41.79	59.60	3.67	113.98
2014	$9.77	51.47	56.94	3.71	121.88

(a) Primarily includes taxes and environmental cost recovery and energy efficiency riders.

13

State Regulation – PECO

Pennsylvania Public Utility Commission (PUC)

(www.puc.state.pa.us)

The PUC has five full-time members, each appointed by the Governor (currently Tom Wolf, Democrat; term began in January 2015 and ends in January 2019) and confirmed by the Pennsylvania State Senate. The Commissioners serve for staggered five-year terms. Under Pennsylvania law, no more than three Commissioners may belong to the same political party as the Governor. The Chairman is designated by the Governor, and the Vice Chairman is selected by the PUC commissioners.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
Gladys M. Brown (Chairman)	Democrat	10/13	4/18	Counsel to the Senate Democratic Leadership
John F. Coleman Jr. (Vice Chairman)	Republican	6/10	4/17	President/CEO of Centre County Chamber of Business and Industry; Executive Director of the Jefferson County Department of Development
Pamela A. Witmer	Republican	6/11	4/16	Energy and environment practice lead at Bravo Group. President and CEO of Pennsylvania Chemical Industry Council; lead legislative liaison in PA Department of Environmental Protection; research analyst for PA House of Representatives
Robert F. Powelson	Republican	6/08	4/19	President/CEO of Chester County Chamber of Business and Industry; staff assistant to former U.S. Representative Curt Weldon (PA)
James H. Cawley	Democrat	6/05	4/15	Attorney; majority counsel to the Pennsylvania Senate Consumer Affairs Committee

PECO Electric Distribution Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
PECO Request[a]	3/27/15	$190	2016[c]	$4,104	8.20%	10.95%	53.36%
PECO Request[a]	3/31/10	$316	2010	$3,236	8.95%	11.75%	53.18%
PUC Order[b]	12/16/10	$225	2010	n/a	n/a	n/a	n/a

PECO Gas Delivery Rate Cases

($ in millions)	Date	Revenue Increase	Test Year	Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
PECO Request[a]	3/31/10	$44	2010	$1,100	8.95%	11.75%	53.18%
PUC Order[b]	12/16/10	$20	2010	n/a	n/a	n/a	n/a
PECO Request	3/31/08	$98	2008	$1,104	8.87%	11.50%	54.34%
PUC Order[b]	10/23/08	$77	2008	n/a	n/a	n/a	n/a

(a) Per original filing.
(b) PUC approved a joint settlement; no allowed return was specified. Increase related to December 2010 order was effective January 1, 2011.
(c) Filing based on future test year.

PECO – Average Total Residential Rate

($/MWh)

Year	Transmission	Distribution	Energy Efficiency	CTC	Energy and Capacity	Total
2012	8.04	59.95	2.42	–	88.52	158.93
2013	8.33	59.67	3.05	–	82.49	153.54
2014	7.70	62.09	2.49	–	79.97	152.26

14

State Regulation – BGE

Maryland Public Service Commission (PSC)
(http://webapp.psc.state.md.us)

The PSC has five full-time members, each appointed by the Governor (currently Larry Hogan, Republican; term began in January 2015 and ends in January 2019) and confirmed by the Maryland General Assembly. The Commissioners serve staggered five-year terms.

Commissioner	Party Affiliation	Service Began	Term Ends	Professional Experience
W. Kevin Hughes (Chairman)	Democrat	9/11	6/18	Attorney; Deputy Legislative Officer to Governors O'Malley, Glendening; Legislative Officer under Governor Schaefer; Principal Analyst for MD Department of Legislative Services
Harold D. Williams	Democrat	9/02	6/17	Director of Corporate Procurement Services at BGE; Chair of NARUC's Utility Market Access partnership Board; Chairman of MD/DC Minority Supplier Development Council; Board member of EEI Minority Business Development Committee, and DOE Minority Business Roundtable Committee
Lawrence Brenner	Democrat	3/07	6/15	Attorney; Chairman of Washington Metropolitan Area Transit Commission; Board member of Organization of PJM States; Deputy Chief ALJ for FERC; judge for the NRC; ALJ with U.S. Department of Labor
TBD	TBD	TBD	TBD	TBD
Anne Hoskins	Democrat	8/13	6/16	Senior vice president of public affairs and sustainability for Public Service Enterprise; Senior counsel at Verizon Wireless from 2000 to 2007; a regulatory counsel at Verizon (Bell Atlantic- New York) from 1998 to 2000; associate attorney at McCarter and English, a New Jersey law firm, from 1995 to 1998; attorney at the U.S. Office of the Comptroller of the Currency from 1994 to 1995; Public Capital Program Coordinator at the Center for Policy Alternatives from 1989 to 1991; policy advisor in the New Jersey Governor's Office of Policy and Planning from 1986 to 1989

BGE Electric Distribution Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Adjusted Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
BGE Request	7/2/14	$98.7	2013-14	$2,194	7.93%	10.65%	52.3%
PSC Order[(a)]	12/4/14	$22.0	2013-14	N/A	N/A	N/A	N/A
BGE Request	5/17/13	$82.6	2012-13	$2,823	7.75%	10.5%	51.10%
PSC Order	12/13/13	$33.6	2012-13	$2,753	7.49%	9.75%	51.10%
BGE Request	7/27/12	$130	2011-12	$2,710	7.96%	10.50%	48.40%
PSC Order	2/22/13	$81	2011-12	$2,635	7.60%	9.75%	48.40%
BGE Request	5/7/10	$92[(b)]	2009-10	$2,291	8.99%	11.65%	51.93%
PSC Order	12/6/10	$31	2009-10	$2,243	8.06%	9.86%	51.93%

(a) Case settled and due to the "black box" nature of the settlement, the Adjusted Rate Base, Overall Rate of Return, Return on Equity and Equity Ratio were not agreed upon by the parties in determining the ultimate revenue increase
(b) However, a March 2008 Settlement Agreement with the Commission, the State of Maryland, and certain Maryland officials limited any increase in BGE's electric distribution revenues in the case to a maximum of 5%, which BGE calculated to be $47.2 million.

BGE Gas Distribution Rate Case

($ in millions)	Date	Revenue Increase	Test Year	Adjusted Rate Base	Overall Rate of Return	Return on Equity	Equity Ratio
BGE Request	7/2/14	$67.7	2013-14	$1,156	7.88%	10.55%	52.3%
PSC Order[(a)]	12/4/14	$38.0	2013-14	N/A	N/A	N/A	N/A
BGE Request	5/17/13	$24.4	2012-13	$1,050	7.61%	10.35%	51.10%
PSC Order	12/13/13	$12.2	2012-13	$1,027	7.41%	9.60%	51.10%
BGE Request	7/27/12	$46	2011-12	$1,014	7.96%	10.50%	48.40%
PSC Order	2/22/13	$32	2011-12	$976	7.53%	9.60%	48.40%
BGE Request	5/7/10	$30	2009-10	$839	8.99%	11.65%	51.93%
PSC Order	12/6/10	$10	2009-10	$817	7.90%	9.56%	51.93%

(a) Case settled and due to the "black box" nature of the settlement, the Adjusted Rate Base, Overall Rate of Return, Return on Equity and Equity Ratio were not agreed upon by the parties in determining the ultimate revenue increase

15

State Regulation – BGE (continued)
Capital Structure and Capitalization Ratios for Exelon and Operating Companies

BGE – Average Total Residential Rate ($/MWh)

Year	Energy	Transmission	Distribution	Other	Total
2012	85.54	7.87	33.35	4.78	131.54
2013	88.01	7.84	37.22	5.16	138.24
2014	84.33	7.48	39.41	6.62	137.84

16

Capital Structure and Capitalization Ratios for Exelon and Operating Companies

Capital Structure and Capitalization Ratios for Exelon and Operating Companies

(at December 31)	2014		2013		2012	
Exelon (consolidated)	(in millions)	(in percent)	(in millions)	(in percent)	(in millions)	(in percent)
Total Debt	$22,272	48.0	$20,121	46.7	$19,603	47.3
Preferred Securities of Subsidiaries	–	–	–	–	87	0.2
Total Equity	24,133	52.0	22,940	53.3	21,730	52.5
Total Capitalization	$46,405		$43,061		$41,420	
Exelon Generation						
Total Debt	$8,302	37.1	$7,751	37.8	$7,483	37.1
Total Equity	14,051	62.9	12,742	62.2	12,665	62.9
Total Capitalization	$22,353		$20,493		$20,148	
ComEd						
Total Debt	$6,468	45.0	$6,065	44.6	$5,773	44.1
Total Equity	7,907	55.0	7,528	55.4	7,323	55.9
Total Capitalization	$14,375		$13,593		$13,096	
PECO						
Total Debt	$2,430	43.8	$2,381	43.7	$2,341[a]	43.3
Preferred Securities [b]	–	–	–	–	87	1.6
Total Shareholders' Equity	3,121	56.2	3,065	56.3	2,982	55.1
Total Capitalization	$5,551		$5,446		$5,410	
Transition Debt						
BGE						
Total Debt	$2,320	45.7	$2,404	48.5	$2,436	50.8
Preferred Securities	190	3.8	190	3.8	190	4.0
Total Shareholders' Equity	2,563	50.5	2,365	47.7	2,168	45.2
Total Capitalization	$5,073		$4,959		$4,794	

Note: Percentages may not add due to rounding.

(a) Includes PECO's accounts receivable agreement at December 31, 2012 of $210 million, which is classified as a short-term note payable.
(b) On March 25, 2013, PECO Energy Company (PECO) issued a press release announcing that it had issued a notice of redemption for all of the outstanding shares of its preferred stock, effective May 1, 2013.

17

Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Consolidated Statements of Operations (unaudited)

Exelon Corporation

(in millions, except per share data)	Twelve Months Ended December 31, 2014			Twelve Months Ended December 31, 2013		
	GAAP[a]	Adjustments	Adjusted Non-GAAP	GAAP[a]	Adjustments	Adjusted Non-GAAPP
Operating revenues	$27,429	$ 460[b],[c],[d]	$ 27,889	$24,888	$ 541[b],[c]	$ 25,429
Operating expenses						
Purchased power and fuel	13,003	(251)[b],[c]	12,752	10,724	563[b],[c]	11,287
Operating and maintenance	8,568	(809)[d],[e],[f],[g]	7,759	7,270	(312)[d],[e],[f],[g],[h]	6,958
Depreciation and amortization	2,314	–	2,314	2,153	(5)[d],[g]	2,148
Taxes other than income	1,154	–	1,154	1,095	–	1,095
Total operating expenses	25,039	(1,060)	23,979	21,242	246	21,488
Equity in earnings (loss) of unconsolidated affiliates	(20)	12[b],[c]	(8)	10	92[c],[d]	102
Gain on sales of assets	437	(411)[g]	26	13	(9)[g]	4
Gain on consolidation and acquisition of businesses	289	(289)[h],[i]	–	–	–	–
Operating income	3,096	832	3,928	3,669	378	4,047
Other income and (deductions)						
Interest expense	(1,065)	134[b],[d]	(931)	(1,356)	370[d],[e],[i],[j]	(986)
Other, net	455	(193)[j],[k]	262	460	(226)[d],[j],[k]	234
Total other income and (deductions)	(610)	(59)	(669)	(896)	144	(752)
Income before income taxes	2,486	773	3,259	2,773	522	3,295
Income taxes	666	391[b],[c],[d],[e],[f],[g],[h],[j],[k],[l]	1,057	1,044	88[b],[c],[d],[e],[f],[g],[j],[l],[k],[i],[j]	1,132
Net income	1,820	382	2,202	1,729	434	2,163
Net income attributable to noncontrolling interests, preferred security dividends and redemption and preference stock dividends	197	(63)[m]	134	10	4[m]	14
Net income attributable to common shareholders	$1,623	$445	$2,068	$1,719	$430	$2,149
Effective tax rate	26.8%		32.4%	37.6%		34.4%
Earnings per average common share						
Basic	$1.89	$0.51	$2.40	$2.01	$0.50	$2.51
Diluted	$1.88	$0.51	$2.39	$2.00	$0.50	$2.50
Average common shares outstanding						
Basic	860		860	856		856
Diluted	864		864	860		860

18

Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Consolidated Statements of Operations (unaudited)

Exelon Corporation (continued)

Effect of adjustments on earnings per average diluted common share recorded in accordance with GAAP:

	2014	2013
Mark-to-market impact of economic hedging activities[(b)]	0.42	(0.35)
Amortization of commodity contract intangibles[(c)]	0.07	0.41
Merger and integration costs[(d)]	0.21	0.08
Long-lived asset impairment[(e)]	0.50	0.14
Asset retirement obligation[(f)]	(0.02)	0.01
Plant retirements and divestitures[(g)]	(0.28)	(0.02)
Gain on CENG integration[(h)]	(0.18)	—
Bargain-purchase gain[(i)]	(0.03)	—
Unrealized gains related to NDT fund investments[(j)]	(0.10)	(0.09)
Tax settlement[(k)]	(0.12)	—
Reassessment of state deferred income taxes[(l)]	(0.03)	—
Non-controlling interest[(m)]	0.07	—
Midwest Generation bankruptcy charges[(n)]	—	0.02
Amortization of the fair value of certain debt[(o)]	—	(0.01)
Remeasurement of like-kind exchange tax position[(p)]	—	0.31
Total adjustments	**$ 0.51**	**$ 0.50**

Note: On April 1, 2014, Generation assumed operational control of Constellation Energy Nuclear Group's ("CENG") nuclear fleet. As a result, the 2014 financial results include CENG's results of operations on a fully consolidated basis from April 1, 2014 through December 31, 2014

(a) Results reported in accordance with GAAP.
(b) Adjustment to exclude the mark-to-market impact of Exelon's economic hedging activities, net of intercompany eliminations.
(c) Adjustment to exclude the non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value at the 2012 Constellation merger date and the 2014 CENG integration date.
(d) Adjustment to exclude certain costs associated with mergers and acquisitions, including professional fees, employee-related expenses, integration activities, upfront credit facilities, merger commitments, and certain pre-acquisition contingencies, if and when applicable to the Constellation merger in 2013 and the Constellation merger, CENG integration, acquisition of Integrys and pending PHI acquisition in 2014.
(e) Adjustment to exclude a 2014 charge to earnings primarily related to the impairment of wind generating assets, generating assets held for sale, and certain upstream assets, and a 2013 charge to earnings primarily related to the cancellation of previously capitalized nuclear uprate projects and impairment of certain wind generating assets.
(f) Adjustment to exclude the 2014 decrease in Generation's nuclear decommissioning obligation and the 2013 increase in asset retirement obligation for asbestos at retired fossil power plants.
(g) Adjustment to exclude the impacts associated with the sales of Generation's ownership interests in Safe Harbor Water Power Corporation and the Fore River and West Valley generating stations in 2014, and the sale or retirement of generating stations in 2013.
(h) Adjustment to exclude the gain recorded upon consolidation of CENG resulting from the difference in the fair value of CENG's net assets and the equity method investment previously recorded on Generation's and Exelon's books and the settlement of pre-existing commitments between Generation and CENG.
(i) Adjustment to exclude difference between the fair value of assets and liabilities acquired and the purchase price of the Integrys acquisition.
(j) Adjustment to exclude the unrealized gains on NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements.
(k) Adjustment to reflect a benefit related to favorable settlements in 2014 of certain income tax positions on Constellation's pre-acquisition 2009-2012 tax returns.
(l) Adjustment to exclude the non-cash impact of the reassessment of state deferred income taxes, primarily as a result of changes in forecasted apportionment.
(m) Adjustment to account for the CENG interest not owned by Generation, where applicable.
(n) Adjustment to reflect estimated liabilities pursuant to the Midwest Generation bankruptcy.
(o) Adjustment to exclude the non-cash amortization of certain debt recorded at fair value at the Constellation merger date, which was retired in the second quarter of 2013.
(p) Adjustment to exclude a non-cash charge to earnings resulting from the first quarter 2013 remeasurement of a like-kind exchange tax position taken on ComEd's 1999 sale of fossil generating assets.

19

Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Consolidated Statements of Operations (unaudited)

Exelon Generation

(in millions)	Twelve Months Ended December 31, 2014 GAAP[a]	Adjustments	Adjusted Non-GAAP	Twelve Months Ended December 31, 2013 GAAP[a]	Adjustments	Adjusted Non-GAAPP
Operating revenues	$17,393	$460[b],[c],[d]	$17,853	$15,630	$547[b],[c]	$16,177
Operating expenses						
Purchased power and fuel	9,925	(251)[b],[c]	9,674	8,197	563[b],[c]	8,760
Operating and maintenance	5,566	(750)[d],[e],[f],[l]	4,816	4,534	(285)[d],[e],[f],[l],[m]	4,249
Depreciation, amortization, accretion and depletion	967	–	967	856	(5)[d],[f]	851
Taxes other than income	465	–	465	389	–	389
Total operating expenses	16,923	(1,001)	15,922	13,976	273	14,249
Equity in earnings (loss) of unconsolidated affiliates	(20)	12[c],[d]	(8)	10	92[c],[d]	102
Gain on sales of assets	437	(411)[f]	26	13	(9)[f]	4
Gain on consolidation and acquisitions of businesses	289	(289)[g],[n]	–	–	–	–
Operating income	1,176	773	1,949	1,677	357	2,034
Other income and (deductions)						
Interest expense	(356)	3[d]	(353)	(357)	2[d],[e],[o]	(355)
Other, net	406	(193)[h],[i]	213	355	(226)[d],[f],[h],[o]	129
Total other income and (deductions)	50	(190)	(140)	(2)	(224)	(226)
Income before income taxes	1,226	583	1,809	1,675	133	1,808
Income taxes	207	326[b],[c],[d],[e],[f],[h],[i],[j],[l],[m]	533	615	(3)[b],[c],[d],[e],[f],[h],[j],[l],[m],[o]	612
Net Income	1,019	257	1,276	1,060	136	1,196
Net income (loss) attributable to noncontrolling interests	184	(63)[k]	121	(10)	4[k]	(6)
Net income attributable to membership interest	$835	$320	$1,155	$1,070	$132	$1,202

Note: On April 1, 2014, Generation assumed operational control of Constellation Energy Nuclear Group's ("CENG") nuclear fleet. As a result, the 2014 financial results include CENG's results of operations on a fully consolidated basis from April 1, 2014 through December 31, 2014.

(a) Results reported in accordance with GAAP.
(b) Adjustment to exclude the mark-to-market impact of Generation's economic hedging activities.
(c) Adjustment to exclude the non-cash amortization of intangible assets, net, related to commodity contracts recorded at fair value at the 2012 Constellation merger date and the 2014 CENG integration date.
(d) Adjustment to exclude certain costs associated with mergers and acquisitions, including professional fees, employee-related expenses, integration activities, upfront credit facilities, merger commitments, and certain pre-acquisition contingencies, if and when applicable to the Constellation merger in 2013 and the Constellation merger, CENG integration, Integrys acquisition and pending PHI acquisition in 2014.
(e) Adjustment to exclude a 2014 charge to earnings primarily related to the impairment of wind generating assets, generating assets which were held-for-sale, and certain upstream assets, and a 2013 charge to earnings primarily related to the cancellation of previously capitalized nuclear uprate projects.
(f) Adjustment to exclude the impacts associated with the sales of Generation's ownership interests in Safe Harbor Water Power Corporation and the Fore River and West Valley generating stations in 2014.
(g) Adjustment to exclude difference between the fair value of assets and liabilities acquired and the purchase price of the Integrys acquisition.
(h) Adjustment to exclude the unrealized gains and losses on NDT fund investments to the extent not offset by contractual accounting as described in the notes to the consolidated financial statements.
(i) Adjustment to reflect a benefit related to favorable settlements in 2014 of certain income tax positions on Constellation's pre-acquisition 2009-2012 tax returns.
(j) Adjustment to exclude the non-cash impact of the reassessment of state deferred income taxes, primarily as a result of changes in forecasted apportionment.
(k) Adjustment to exclude adjustments for CENG interest not owned by Generation.
(l) Adjustment to exclude the 2014 decrease in Generation's nuclear decommissioning obligation and the 2013 increase in Generation's asset retirement obligation for asbestos at retired fossil fuel plants.
(m) Adjustment to reflect estimated liabilities pursuant to the Midwest Generation bankruptcy.
(n) Adjustment to exclude the gain recorded upon consolidation of CENG resulting from the difference in the fair value of CENG's net assets and the equity method investment previously recorded on Generation's and Exelon's books and the settlement of pre-existing commitments between Generation and CENG.
(o) Adjustment to exclude the non-cash amortization of certain debt recorded at fair value at the merger date, which was retired in the second quarter of 2013.

20

Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Consolidated Statements of Operations (unaudited)

ComEd

(in millions)	Twelve Months Ended December 31, 2014 GAAP[(a)]	Adjustments	Adjusted Non-GAAP	Twelve Months Ended December 31, 2013 GAAP[(a)]	Adjustments	Adjusted Non-GAAPP
Operating revenues	$4,564	$ –	$4,564	$4,464	$ –	$4,464
Operating expenses						
Purchased power	1,177	–	1,177	1,174	–	1,174
Operating and maintenance	1,429	(4)[(b)]	1,425	1,368	(2)[(b)]	1,366
Depreciation and amortization	687	–	687	669	–	669
Taxes other than income	293	–	293	299	–	299
Total operating expenses	3,586	(4)	3,582	3,510	(2)	3,508
Gain on sales of assets	2	–	2	–	–	–
Operating income	980	4	984	954	2	956
Other income and (deductions)						
Interest expense	(321)	–	(321)	(579)	287[(c)]	(292)
Other, net	17	–	17	26	–	26
Total other income and (deductions)	(304)	–	(304)	(553)	287	(266)
Income before income taxes	676	4	680	401	289	690
Income taxes	268	2[(b)]	270	152	117[(b),(c)]	269
Net income	$408	$2	$410	$249	$172	$421

(a) Results reported in accordance with GAAP.

(b) Adjustment to exclude certain costs associated with mergers and acquisitions, including professional fees, employee-related expenses, integration activities, upfront credit facilities, merger commitments, and certain pre-acquisition contingencies related to the Constellation merger in 2013 and the pending PHI acquisition in 2014.

(c) Adjustment to exclude a non-cash charge to earnings resulting from the first quarter 2013 remeasurement of a like-kind exchange tax position taken on ComEd's 1999 sale of fossil generating assets.

21

Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Consolidated Statements of Operations (unaudited)

PECO

	Twelve Months Ended December 31, 2014			Twelve Months Ended December 31, 2013		
(in millions)	GAAP[(a)]	Adjustments	Adjusted Non-GAAP	GAAP[(a)]	Adjustments	Adjusted Non-GAAPP
Operating revenues	$3,094	$ –	$3,094	$3,100	$ –	$3,100
Operating expenses						
Purchased power and fuel	1,261	–	1,261	1,300	–	1,300
Operating and maintenance	866	(2)[(b)]	864	748	(9)[(b)]	739
Depreciation, amortization	236	–	236	228	–	228
Taxes other than income	159	–	159	158	–	158
Total operating expenses	2,522	(2)	2,520	2,434	(9)	2,425
Operating income	572	2	574	666	9	675
Other income and (deductions)						
Interest expense	(113)	–	(113)	(115)	–	(115)
Other, net	7	–	7	6	–	6
Total other income and (deductions)	(106)	–	(106)	(109)	–	(109)
Income before income taxes	466	2	468	557	9	566
Income taxes	114	1[(b)]	115	162	4[(b)]	166
Net Income	352	1	353	395	5	400
Preferred security dividends and redemption	–	–	–	7	–	7
Net income on common stock	$352	$1	$353	$388	$5	$393

(a) Results reported in accordance with GAAP.

(b) Adjustment to exclude certain costs associated with mergers and acquisitions, including professional fees, employee-related expenses, integration activities, upfront credit facilities, merger commitments, and certain pre-acquisition contingencies related to the Constellation merger in 2013 and the pending PHI acquisition in 2014.

22

Reconciliation of Adjusted (non-GAAP) Operating Earnings
to GAAP Consolidated Statements of Operations (unaudited)

BGE

	Twelve Months Ended December 31, 2014			Twelve Months Ended December 31, 2013		
(in millions, except per share data)	GAAP[(a)]	Adjustments	Adjusted Non-GAAP	GAAP[(a)]	Adjustments	Adjusted Non-GAAPP
Operating revenues	$3,165	$–	$ 3,165	$ 3,065	$–	$3,065
Operating expenses						
Purchased power and fuel	1,417	–	1,417	1,421	–	1,421
Operating and maintenance	717	(2)[(b)]	715	634	3[(b)]	637
Depreciation and amortization	371	–	371	348	–	348
Taxes other than income	221	–	221	213	–	213
Total operating expenses	2,726	(2)	2,724	2,616	3	2,619
Operating income (loss)	439	2	441	449	(3)	446
Other income and (deductions)						
Interest expense	(106)	–	(106)	(122)	–	(122)
Other, net	18	–	18	17	–	17
Total other income and (deductions)	(88)	–	(88)	(105)	–	(105)
Income before income taxes	351	2	353	344	(3)	341
Income taxes	140	1[(b)]	141	134	(1)[(b)]	133
Net income	211	1	212	210	(2)	208
Preference stock dividends	13	–	13	13	–	13
Net income attributable to common shareholders	$198	$1	$199	$197	$(2)	$195

(a) Results reported in accordance with GAAP.

(b) Adjustment to exclude certain costs associated with mergers and acquisitions, including professional fees, employee-related expenses, integration activities, upfront credit facilities, merger commitments, and certain pre-acquisition contingencies related to the Constellation merger in 2013 and the pending PHI acquisition in 2014.

23

Supply and Sales Statistics Exelon Generation – Annual Electric Supply and Sales Statistics Twelve Months Ended December 31, (in GWhs) 2014 2013 Supply Nuclear Generation Mid-Atlantic(a) 58,809 48,881 Midwest 94,000 93,245 New York(a) 13,645 – Total Nuclear Generation 166,454 142,126 Fossil and Renewables(a) Mid-Atlantic 11,025 11,714 Midwest 1,372 1,478 New England 5,233 10,896 New York 4 – ERCOT 7,164 6,453 Other(c) 7,955 6,664 Total Fossil and Renewables 32,753 37,205 Purchased Power Mid-Atlantic(b) 6,082 14,092 Midwest 2,004 4,408 New England 12,354 7,655 New York(b) 2,857 13,642 ERCOT 10,108 15,063 Other(c) 14,795 14,931 Total Purchased Power 48,200 69,791 Total Supply/Sales by Region(e) Mid-Atlantic(d) 75,916 74,687 Midwest(d) 97,376 99,131 New England 17,587 18,551 New York 16,506 13,642 ERCOT 17,272 21,516 Other(c) 22,750 21,595 Total Supply/Sales by Region 247,407 249,122 (a) Includes the proportionate share of output where Generation has an undivided ownership interest in jointly-owned generating plants and includes the total output of plants that are fully consolidated (e.g. CENG). Nuclear generation for the twelve months ended December 31, 2014 includes physical volumes of 11,408 GWh in Mid-Atlantic and 13,645 GWh in New York for CENG. (b) Purchased power includes physical volumes of 2,489 GWh and 12,067 GWh in the Mid-Atlantic and 2,857 GWh and 12,165 GWh in New York as a result of the PPA with CENG for the twelve months ended December 31, 2014 and 2013, respectively. (c) Other Regions includes South, West and Canada, which are not considered individually signi?cant. (d) Includes affiliate sales to PECO and BGE in the Mid-Atlantic region and affiliate sales to ComEd in the Midwest region. (e) Total sales do not include physical proprietary trading volumes of 10,571 GWh and 8,762 GWh for the twelve months ended December 31, 2014 and 2013, respectively. 24

Supply and Sales Statistics

Exelon Generation – Electric Supply and Sales by Quarter

(in GWhs)	Three Months Ended, December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Supply					
Nuclear Generation					
Mid-Atlantic[a]	15,768	15,993	14,912	12,136	11,900
Midwest	23,777	24,379	22,719	23,125	23,429
New York [a]	4,988	4,891	3,766	–	–
Total Nuclear Generation	44,533	45,263	41,397	35,261	35,329
Fossil and Renewables[a]					
Mid-Atlantic	2,268	2,385	3,165	3,207	2,951
Midwest	424	212	319	417	363
New England	411	1,789	1,299	1,734	1,763
New York	1	1	1	1	–
ERCOT	1,624	2,331	1,553	1,656	1,582
Other[c]	1,999	2,285	2,041	1,630	1,064
Total Fossil and Renewables	6,727	9,003	8,378	8,645	7,723
Purchased Power					
Mid-Atlantic[b]	929	1,110	810	3,233	3,955
Midwest	513	260	520	711	498
New England	4,763	3,231	2,290	2,070	2,605
New York[b]	–	–	–	2,857	3,493
ERCOT	1,966	2,184	2,518	3,440	2,792
Other[c]	3,389	4,397	3,654	3,355	2,986
Total Purchased Power	11,560	11,182	9,792	15,666	16,329
Total Supply/Sales by Region[e]					
Mid-Atlantic[d]	18,965	19,488	18,887	18,576	18,806
Midwest[d]	24,714	24,851	23,558	24,253	24,290
New England	5,174	5,020	3,589	3,804	4,368
New York	4,989	4,892	3,767	2,858	3,493
ERCOT	3,590	4,515	4,071	5,096	4,374
Other[c]	5,388	6,682	5,695	4,985	4,050
Total Supply/Sales by Region	62,820	65,448	59,567	59,572	59,381

(in GWhs)	Three Months Ended, December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014[g]	December 31, 2013[g]
Outage Days[f]					
Refueling	97	18	108	52	94
Non-refueling	8	20	44	20	33
Total Nuclear Generation	105	38	152	72	127

(a) Includes the proportionate share of output where Generation has an undivided ownership interest in jointly-owned generating plants and includes the total output of plants that are fully consolidated (e.g. CENG). Nuclear generation includes physical volumes of 3,902 GWh, 3,726 GWh, and 3,780 GWh in the Mid-Atlantic and 4,988 GWh, 4,891 GWh, and 3,766 GWh in New York for the three months ended December 31, 2014, September 30, 2014, and June 30, 2014, respectively for CENG.
(b) Purchased power includes physical volumes of 2,489 GWh and 3,226 GWh in the Mid-Atlantic and 2,857 GWh and 3,051 GWh in New York as a result of the PPA with CENG for the three months ended March 31, 2014 and December 31, 2013, respectively. CENG volumes are included in nuclear generation beginning April 1, 2014.
(c) Other Regions includes South, West and Canada, which are not considered individually significant.
(d) Includes affiliate sales to PECO and BGE in the Mid-Atlantic region and affiliate sales to ComEd in the Midwest region.
(e) Total sales do not include physical trading volumes of 2,442 GWh, 3,006 GWh, 2,629 GWh, 2,494 GWh, and 2,696 GWh for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, and December 31, 2013, respectively.
(f) Outage days exclude Salem.
(g) Outage days exclude CENG

25

Supply and Sales Statistics

ComEd – Electric Sales Statistics, Revenue and Customer Detail

Three Months Ended December 31, 2014 and 2013

	Electric Deliveries (in GWhs)				Revenue (in millions)		
	2014	2013	% Change	Weather-Normal % Change	2014	2013	% Change
Retails Deliveries and Sales[a]							
Residential	6,310	6,646	(5.1)%	(3.2)%	$502	$485	3.5%
Small Commercial & Industrial	7,690	7,920	(2.9)%	(1.6)%	301	303	(0.7)%
Large Commercial & Industrial	6,738	6,752	(0.2)%	1.2%	91	100	(9.0)%
Public Authorities & Electric Railroads	357	358	(0.3)%	1.1%	11	13	(15.4)%
Total Retail	21,095	21,676	(2.7)%	(1.2)%	905	901	0.4%
Other Revenue[b]					174	167	4.2%
Total Electric Revenue					$1,079	$1,068	1.0%
Purchased Power					$262	$243	7.8%

Heating and Cooling Degree-Days	2014	2013	Normal	% Change From 2013	% Change From Normal
Heating Degree-Days	2,347	2,487	2,293	(5.6)%	2.4%
Cooling Degree-Days	3	25	11	(88.0)%	(72.7)%

Twelve Months Ended December 31, 2014 and 2013

	Electric Deliveries (in GWhs)				Revenue (in millions)		
	2014	2013	% Change	Weather-Normal % Change	2014	2013	% Change
Retails Deliveries and Sales[a]							
Residential	27,230	27,800	(2.1)%	0.3%	$2,074	$2,073	–%
Small Commercial & Industrial	32,146	32,305	(0.5)%	(0.3)%	1,355	1,250	6.8%
Large Commercial & Industrial	27,847	27,684	0.6%	0.7%	434	427	1.6%
Public Authorities & Electric Railroads	1,358	1,355	0.2%	(0.7)%	46	48	(4.2)%
Total Retail	88,581	89,144	(0.6)%	0.2%	3,889	3,798	2.4%
Other Revenue[b]					675	666	1.4%
Total Electric Revenue					$4,564	$4,464	2.2%
Purchased Power					$1,177	$1,174	0.3%

Heating and Cooling Degree-Days	2014	2013	Normal	% Change From 2013	% Change From Normal
Heating Degree-Days	7,027	6,603	6,341	6.4%	10.8%
Cooling Degree-Days	799	933	842	(14.4)%	(5.1)%

Number of Electric Customers	2014	2013
Residential	3,502,386	3,480,398
Small Commercial & Industrial	369,053	367,569
Large Commercial & Industrial	1,998	1,984
Public Authorities & Electric Railroads	4,815	4,853
Total	3,878,252	3,854,804

(a) Reflects delivery volume and revenue from customers purchasing electricity directly from ComEd and customers purchasing electricity from a competitive electric generation supplier, as all customers are assessed delivery charges. For customers purchasing electricity from ComEd, revenue also reflects the cost of energy and transmission.

(b) Other revenue primarily includes transmission revenue from PJM. Other items include rental revenue, revenue related to late payment charges, revenue from other utilities for mutual assistance programs and recoveries of environmental costs associated with MGP sites.

26

Supply and Sales Statistics

PECO– Electric Sales Statistics, Revenue and Customer Detail

	Three Months Ended December 31, 2014 and 2013 Electric and Gas Deliveries				Revenue (in millions)		
	2014	2013	% Change	Weather-Normal % Change	2014	2013	% Change
Electric (in GWhs)							
Retails Deliveries and Sales[(a)]							
Residential	3,022	3,207	(5.8)%	(2.0)%	$360	$395	(8.9)%
Small Commercial & Industrial	1,927	1,990	(3.2)%	(0.6)%	104	109	(4.6)%
Large Commercial & Industrial	3,706	3,742	(1.0)%	(0.3)%	48	51	(5.9)%
Public Authorities & Electric Railroads	215	218	(1.4)%	(1.4)%	8	7	14.3%
Total Retail	8,870	9,157	(3.1)%	(1.0)%	520	562	(7.5)%
Other Revenue[(b)]					56	60	(6.7)%
Total Electric Revenue					576	622	(7.4)%
Gas (in mmcfs)							
Retails Deliveries and Sales							
Retail Sales[(c)]	18,247	18,725	(2.6)%	2.3%	164	176	(6.8)%
Transportation and Other	7,084	7,209	(1.7)%	0.8%	10	7	42.9%
Total Gas	25,331	25,934	(2.3)%	1.9%	174	183	(4.9)%
Total Electric and Gas Revenues					$750	$805	(6.8)%
Purchased Power and Fuel					$301	$347	(13.3)%

Heating and Cooling Degree-Days	2014	2013	Normal	% Change From 2013	% Change From Normal
Heating Degree-Days	1,498	1,577	1,629	(5.0)%	(8.0)%
Cooling Degree-Days	25	65	19	(61.5)%	31.6%

(a) Reflects delivery volume and revenue from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenue also reflects the cost of energy and transmission.
(b) Other revenue includes transmission revenue from PJM and wholesale electric revenue.
(c) Reflects delivery volume and revenue from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.

27

Supply and Sales Statistics

PECO – Electric Sales Statistics, Revenue and Customer Detail

	Twelve Months Ended December 31, 2014 and 2013 Electric and Gas Deliveries				Revenue (in millions)		
	2014	2013	% Change	Weather-Normal % Change	2014	2013	% Change
Electric (in GWhs)							
Retails Deliveries and Sales[a]							
Residential	13,222	13,341	(0.9)%	0.5%	$1,555	$1,592	(2.3)%
Small Commercial & Industrial	8,025	8,101	(0.9)%	–%	423	433	(2.3)%
Large Commercial & Industrial	15,310	15,379	(0.4)%	(0.1)%	217	224	(3.1)%
Public Authorities & Electric Railroads	937	930	0.8%	0.8%	32	30	6.7%
Total Retail	37,494	37,751	(0.7)%	0.1%	2,227	2,279	(2.3)%
Other Revenue[b]					221	221	–%
Total Electric Revenue					2,448	2,500	(2.1)%
Gas (in mmcfs)							
Retails Deliveries and Sales							
Retail Sales[c]	62,734	57,613	8.9%	2.2%	608	562	8.2%
Transportation and Other	27,208	28,089	(3.1)%	(1.0)%	38	38	–%
Total Gas	89,942	85,702	4.9%	1.2%	646	600	7.7%
Total Electric and Gas Revenues					$3,094	$3,100	(0.2)%
Purchased Power and Fuel					$1,261	$1,300	(3.0)%

Heating and Cooling Degree-Days	2014	2013	Normal	% Change From 2013	% Change From Normal
Heating Degree-Days	4,749	4,474	4,603	6.1%	3.2%
Cooling Degree-Days	1,311	1,411	1,301	(7.1)%	0.8%

Number of Electric Customers	2014	2013
Residential	1,434,011	1,423,068
Small Commercial & Industrial	149,149	149,117
Large Commercial & Industrial	3,103	3,105
Public Authorities & Electric Railroads	9,734	9,668
Total	1,595,997	1,584,958

Number of Gas Customers	2014	2013
Residential	462,663	458,356
Commercial & Industrial	42,686	42,174
Total Retail	505,349	500,530
Transportation	855	909
Total	506,204	501,439

(a) Reflects delivery volume and revenue from customers purchasing electricity directly from PECO and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from PECO, revenue also reflects the cost of energy and transmission.
(b) Other revenue includes transmission revenue from PJM and wholesale electric revenue.
(c) Reflects delivery volume and revenue from customers purchasing natural gas directly from PECO and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from PECO, revenue also reflects the cost of natural gas.

28

Supply and Sales Statistics

BGE – Electric Sales Statistics, Revenue and Customer Detail

	Three Months Ended December 31, 2014 and 2013 Electric and Gas Deliveries			Revenue (in millions)		
	2014	2013	% Change	2014	2013	% Change
Electric (in GWhs)						
Retails Deliveries and Sales[(a)]						
Residential	2,952	3,227	(8.5)%	$327	$347	(5.8)%
Small Commercial & Industrial	743	735	1.1%	63	60	5.0%
Large Commercial & Industrial	3,311	3,293	0.5%	114	106	7.5%
Public Authorities & Electric Railroads	75	78	(3.8)%	8	8	–%
Total Retail	7,081	7,333	(3.4)%	512	521	(1.7)%
Other Revenue[(b)]				55	71	(22.5)%
Total Electric Revenue				567	592	(4.2)%
Gas (in mmcfs)						
Retails Deliveries and Sales[(c)]						
Retail Sales	27,716	28,166	(1.6)%	183	180	1.7%
Transportation and Other[(d)]	1,733	4,082	(57.5)%	11	22	(50.0)%
Total Gas	29,449	32,248	(8.7)%	194	202	(4.0)%
Total Electric and Gas Revenues				761	794	(4.2)%
Purchased Power and Fuel				323	362	(10.8)%

Heating and Cooling Degree-Days	2014	2013	Normal	% Change From 2013	% Change From Normal
Heating Degree-Days	1,652	1,690	1,681	(2.2)%	(1.7)%
Cooling Degree-Days	16	39	25	(59.0)%	(36.0)%

(a) Reflects delivery volume and revenue from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenue also reflects the cost of energy and transmission.

(b) Other revenue includes wholesale transmission revenue and late payment charges.

(c) Reflects delivery volume and revenue from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.

(d) Transportation and other gas revenue includes off-system revenue of 1,733 mmcfs ($11 million) and 4,082 mmcfs ($19 million) for the three months ended December 31, 2014 and 2013, respectively, and 9,242 mmcfs ($72 million) and 12,210 mmcfs ($55 million) for the twelve months ended December 31, 2014 and 2013, respectively.

29

Supply and Sales Statistics

BGE – Electric Sales Statistics, Revenue and Customer Detail

	Twelve Months Ended December 31, 2014 and 2013					
	Electric and Gas Deliveries			Revenue (in millions)		
	2014	2013	% Change	2014	2013	% Change
Electric (in GWhs)						
Retails Deliveries and Sales[(a)]						
Residential	12,974	13,077	(0.8)%	$1,404	$1,404	–%
Small Commercial & Industrial	3,086	3,035	1.7%	271	257	5.4%
Large Commercial & Industrial	14,191	14,339	(1.0)%	491	439	11.8%
Public Authorities & Electric Railroads	311	317	(1.9)%	32	31	3.2%
Total Retail	30,562	30,768	(0.7)%	2,198	2,131	3.1%
Other Revenue[(b)]				262	274	(4.4)%
Total Electric Revenue				2,460	2,405	2.3%
Gas (in mmcfs)						
Retails Deliveries and Sales[(c)]						
Retail Sales	99,194	94,020	5.5%	622	592	5.1%
Transportation and Other[(d)]	9,242	12,210	(24.3)%	83	68	22.1%
Total Gas	108,436	106,230	2.1%	705	660	6.8%
Total Electric and Gas Revenues				$3,165	3,065	3.3%
Purchased Power and Fuel				$1,417	1,421	(0.3)%

Heating and Cooling Degree-Days	2014	2013	Normal	% Change From 2013	% Change From Normal
Heating Degree-Days	5,091	4,744	4,662	7.3%	9.2%
Cooling Degree-Days	732	869	876	(15.8)%	(16.4)%

Number of Electric Customers	2014	2013
Residential	1,125,369	1,120,431
Small Commercial & Industrial	112,972	112,850
Large Commercial & Industrial	11,730	11,652
Public Authorities & Electric Railroads	290	292
Total	1,250,361	1,245,225

Number of Gas Customers	2014	2013
Residential	609,626	611,532
Commercial & Industrial	44,200	44,162
Total Retail	653,826	655,694
Transportation	–	–
Total	653,826	655,694

(a) Reflects delivery volume and revenue from customers purchasing electricity directly from BGE and customers purchasing electricity from a competitive electric generation supplier as all customers are assessed distribution charges. For customers purchasing electricity from BGE, revenue also reflects the cost of energy and transmission.
(b) Other revenue includes wholesale transmission revenue and late payment charges.
(c) Reflects delivery volume and revenue from customers purchasing natural gas directly from BGE and customers purchasing natural gas from a competitive natural gas supplier as all customers are assessed distribution charges. For customers purchasing natural gas from BGE, revenue also reflects the cost of natural gas.
(d) Transportation and other gas revenue includes off-system revenue of 1,733 mmcfs ($11 million) and 4,082 mmcfs ($19 million) for the three months ended December 31, 2014 and 2013, respectively, and 9,242 mmcfs ($72 million) and 12,210 mmcfs ($55 million) for the twelve months ended December 31, 2014 and 2013, respectively.

30

Exelon Generation – Total Owned Generating Capacity

Owned net electric generating capacity by station at December 31, 2014:

Base-load units are plants that normally operate to take all or part of the minimum continuous load of a system, and consequently produce electricity at an essentially constant rate. Intermediate units are plants that normally operate to take load of a system during the daytime higher load hours, and consequently produce electricity by cycling on and off daily. Peaking units consist of low-efficiency, quick response steam units, gas turbines, diesels, and pumped-storage hydroelectric equipment normally used during the maximum load periods.

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Nuclear						
Braidwood	Braidwood, IL	2	100	Uranium	Base-load	2,378
Byron	Byron, IL	2	100	Uranium	Base-load	2,344
Calvert Cliffs[d]	Lusby, MD	2	50.01	Uranium	Base-load	878
Clinton	Clinton, IL	1	100	Uranium	Base-load	1,069
Dresden	Morris, IL	2	100	Uranium	Base-load	1,845
LaSalle	Seneca, IL	2	100	Uranium	Base-load	2,327
Limerick	Sanatoga, PA	2	100	Uranium	Base-load	2,317
Nine Mile Point[d]	Scriba, NY	2	50.01	Uranium	Base-load	835
Oyster Creek	Forked River, NJ	1	100	Uranium	Base-load	625[c]
Peach Bottom	Delta, PA	2	50.00	Uranium	Base-load	1,165[d]
Quad Cities	Cordova, IL	2	75.00	Uranium	Base-load	1,403[d]
R.E. Ginna[d]	Ontario, NY	1	50.01	Uranium	Base-load	288
Salem	Lower Alloways Creek Twp., NJ	2	42.6	Uranium	Base-load	1,005[d]
Three Mile Island	Middletown, PA	1	100	Uranium	Base-load	837
						19,317
Fossil (Combined Cycle Gas Turbines)						
Colorado Bend	Wharton, TX	6		Gas	Intermediate	498
Hillabee	Alexander City, AL	3		Gas	Intermediate	695
Mystic 8/9	Charlestown, MA	6		Gas	Intermediate	1,418
Quail Run[f]	Odessa, TX	6		Gas	Intermediate	488
Wolf Hollow	Granbury, TX	3		Gas	Intermediate	704
						3,803

31

Exelon Generation – Total Electric Generating Capacity (continued)

Owned net electric generating capacity by station at December 31, 2014:

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Fossil (Combustion Turbines)						
Chester	Chester, PA	3		Oil	Peaking	39
Croydon	Bristol Twp., PA	8		Oil	Peaking	391
Delaware	Philadelphia, PA	4		Oil	Peaking	56
Eddystone	Eddystone, PA	4		Oil	Peaking	60
Falls	Falls Twp., PA	3		Oil	Peaking	51
Framingham	Framingham, MA	3		Oil	Peaking	33
Grande Prairie	Alberta, Canada	1		Gas	Peaking	75
Handsome Lake	Rockland Twp., PA	5		Gas	Peaking	268
LaPorte	Laporte, TX	4		Gas	Peaking	152
Medway	West Medway, MA	3		Oil/Gas	Peaking	117
Moser	Lower Pottsgrove Twp., PA	3		Oil	Peaking	51
Mystic Jet	Charlestown, MA	1		Oil	Peaking	9
New Boston GT	South Boston, MA	1		Oil	Peaking	16
Notch Cliff	Baltimore Co., MD	8		Gas	Peaking	118
Perryman	Harford Co., MD	5		Oil/Gas	Peaking	353
Philadelphia Road	Baltimore Co., MD	4		Oil	Peaking	61
Richmond	Philadelphia, PA	2		Oil	Peaking	98
Riverside 7-8	Baltimore Co., MD	2		Oil	Peaking	39
Salem	Hancock's Bridge, NJ	1	42.59	Oil	Peaking	16[d]
Schuylkill 10-11	Philadelphia, PA	2		Oil	Peaking	30
Southeast Chicago	Chicago, IL	8		Gas	Peaking	296
Southwark	Philadelphia, PA	4		Oil	Peaking	52
Westport-5	Baltimore Co., MD	1		Gas	Peaking	116
						2,497

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Hydroelectric and Renewable						
AgriWind	Bureau Co., IL	4	99	Wind	Base-load	8[d]
Antelope Valley Solar Ranch	LA County, CA	1		Solar	Base-load	242
Beebe 1A	Gratiot, MI	34		Wind	Base-load	81
Beebe 1B	Gratiot, MI	21		Wind	Base-load	50
Blue Breezes/Moore	Blue Earth, MN	2		Wind	Base-load	3
Bluegrass Ridge	Gentry Co., MO	27		Wind	Base-load	57
Cassia	Twin Falls Co., ID	14		Wind	Base-load	29
Cisco	Jackson Co., MN	4	99	Wind	Base-load	8[d]
Conception	Nodaway Co., MO	24		Wind	Base-load	50
Conowingo	Harford Co., MD	11		Hydroelectric	Base-load	572
Constellation Solar[e]	Various	-		Solar	Base-load	152
Cow Branch	Atchinson Co., MO	24		Wind	Base-load	50
Cowell	Pipestone Co., MN	1	99	Wind	Base-load	2[d]
CP Windfarm	Faribault Co., MN	2		Wind	Base-load	4
Criterion	Oakland, MD	28		Wind	Base-load	70
Echo I	Umatilla Co., OR	21	99	Wind	Base-load	35[d]
Echo II	Morrow Co., OR	10		Wind	Base-load	20
Echo III-Landowner	Morrow Co., OR	6	99	Wind	Base-load	10[d]
Ewington	Jackson Co., MN	10	99	Wind	Base-load	21[d]
Exelon Solar Chicago	Cook Co., IL	n/a		Solar	Base-load	8

32

Exelon Generation – Total Owned Generating Capacity (continued)

Owned net electric generating capacity by station at December 31, 2014: (continued)

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Hydroelectric and Renewable						
Exelon Wind 1	Hansford Co., TX	8		Wind	Base-load	10
Exelon Wind 2	Hansford Co., TX	8		Wind	Base-load	10
Exelon Wind 3	Hansford Co., TX	8		Wind	Base-load	10
Exelon Wind 4	Hansford Co., TX	38		Wind	Base-load	80
Exelon Wind 5	Sherman Co., TX	8		Wind	Base-load	10
Exelon Wind 6	Sherman Co., TX	8		Wind	Base-load	10
Exelon Wind 7	Moore Co., TX	8		Wind	Base-load	10
Exelon Wind 8	Moore Co., TX	8		Wind	Base-load	10
Exelon Wind 9	Moore Co., TX	8		Wind	Base-load	10
Exelon Wind 10	Moore Co., TX	8		Wind	Base-load	10
Exelon Wind 11	Moore Co., TX	8		Wind	Base-load	10
Fairless	Falls Twp, PA	2		Landfill Gas	Base-load	60
Fourmile	Garrett Co., MN	16		Wind	Base-load	40
Greensburg	Kiowa Co, KS	10		Wind	Base-load	13
Harvest I	Huron Co., MI	32		Wind	Base-load	53
Harvest II	Huron Co., MI	33		Wind	Base-load	59
High Plains	Moore Co., TX	8	99.5	Wind	Base-load	10[d]
High Mesa	Twin Fall Co, ID	19		Wind	Base-load	40
Loess Hills	Atchinson Co., MO	4		Wind	Base-load	5
Marshall	Lyon Co., MN	9	99.0	Wind	Base-load	19[d]
Michigan Wind I	Bingham township, MI	46		Wind	Base-load	69
Michigan Wind II	Minden City, MI	50		Wind	Base-load	90
Mountain Home	Elsmore Co., ID	20		Wind	Base-load	42
Muddy Run	Lancaster Co., PA	8		Hydro	Intermediate	1,070
Norgaard	Lincoln Co., MN	7	99.0	Wind	Base-load	9[d]
Pennsbury	Falls Twp., PA	2		Landfill Gas	Peaking	6
SEGS IV (12.2%)	Kramer Junction, CA	n.a.	12.2	Solar	Base-load	4[d]
SEGS V (4.2%)	Kramer Junction, CA	n.a.	4.2	Solar	Base-load	1[d]
SEGS VI (8.8%)	Kramer Junction, CA	n.a.	8.8	Solar	Base-load	3[d]
Shooting Star	Kiowa Co, KS	65		Wind	Base-load	104
Threemile Canyon	Morrow Co., OR	6		Wind	Base-load	10
Tuana Springs	Twin Fall Co, ID	8		Wind	Base-load	17
Whitetail	Webb, TX	57		Wind	Base-load	91
Wildcat	Lea, NM	13		Wind	Base-load	27
Wolf	Nobles Co.,MN	5	99.0	Wind	Base-load	6[d]
						3,500

33

Exelon Generation – Total Electric Generating Capacity (continued)

Owned net electric generating capacity by station at December 31, 2014: (continued)

Station	Location	Number of Units	Percent Owned[a]	Primary Fuel Type	Primary Dispatch Type	Net Generation Capacity[b] (MW)
Fossil (Steam Turbines)						
Eddy 3, 4	Eddystone, PA	2		Oil/Gas	Intermediate	760
Gould Street	Baltimore, MD	1		Gas	Peaking	97
Handley 3	Fort Worth, TX	1		Gas	Intermediate	395
Handley 4, 5	Fort Worth, TX	2		Gas	Peaking	870
Mountain Creek 6, 7	Dallas, TX	2		Gas	Peaking	240
Mountain Creek 8	Dallas, TX	1		Gas	Intermediate	565
Mystic 7	Charlestown, MA	1		Oil/Gas	Peaking	575
Riverside 4[g]	Baltimore, MD	1		Gas	Peaking	74
Sunnyside	Sunnyside, UT	1	50.0	Waste Coal	Base Load	26[d]
Wyman 4	Yarmouth, ME	1	5.9	Oil	Intermediate	36[d]
						3,638

Total Owned Generation (in MW)

Note: The sum of the individual plant capacities may not equal the category or overall totals due to rounding
(a) Ownership is 100% unless otherwise noted.
(b) For nuclear units, capacity reflects the annual mean rating. All other stations reflect a summer rating.
(c) On December 8, 2010, Exelon generation announced that it will permanently cease generation operation at Oyster Creek by December 31, 2019.
(d) Net generation capacity is stated at proportionate ownership share. Reflects Generation's 50.01% interest in CENG, a joint venture with EDF. For Nine Mile Point, the co-owner owns 18% of Unit 2. Thus Exelon's ownership is 50.01% of 82% of Nine Mile Point Unit 2.

(e) Constellation Solar is an operation that constructs, owns and operates solar facilities at various customer locations.
(f) The sale of Quail Run closed January 21,2015.
(g) Riverside 4 is scheduled to be retired June 1, 2016.

34

Exelon Generation – Nuclear Generating Capacity

Exelon Nuclear Fleet[a][b]

(At December 31, 2014)

Station	Location *Water Body*	Ownership	Owned Net Capacity (MW)	2014 Generation (GWh)	Plant Type	NSSS Vendor
Braidwood 2 units	Braidwood, IL *Kankakee River*	100% Exelon	2,378	20,274	PWR	W
Byron 2 units	Byron, IL *Rock River*	100% Exelon	2,344	19,252	PWR	W
Calvert Cliffs 2 units	Lusby, MD *Chesapeake Bay*	50.01% Exelon 49.99% EDF	878	7,165	PWR	CE
Clinton 1 unit	Clinton, IL *Clinton Lake*	100% Exelon	1,069	9,100	BWR	GE
Dresden 2 units	Morris, IL *Kankakee River*	100% Exelon	1,845	15,129	BWR	GE
LaSalle 2 units	Seneca, IL *Illinois River*	100% Exelon	2,327	18,755	BWR	GE
Limerick 2 units	Sanatoga, PA *Schuylkill River*[h]	100% Exelon	2,317	19,077	BWR	GE
Nine Mile Point 2 units	Scriba, NY *Lake Erie*	50.01% Exelon[k] 49.99% EDF[k]	835	6,740	BWR	GE
Oyster Creek 1 unit	Forked River, NJ *Barnegat Bay*	100% Exelon	625	4,834	BWR	GE
Peach Bottom 2 units	Delta, PA *Susquehanna River*	50% Exelon 50% PSEG Nuclear	1,165	9,386	BWR	GE
Quad Cities 2 units	Cordova, IL *Mississippi River*	75% Exelon 25% Mid-American Energy Holdings	1,403	11,540	BWR	GE
R.E. Ginna 1 unit	Ontario, NY *Lake Erie*	50.01% Exelon 49.99% EDF	288	2,332	PWR	W
Salem 2 units	Lower Alloways Creek Twp., NJ *Deleware Estuary*	42.6% Exelon 57.4% PSEG Nuclear	1,005	6,935	PWR	W
Three Mile Island 1 unit	Middletown, PA *Susquehanna River*	100% Exelon	837	7,309	PWR	B&W
Total			**19,317**	**157,826**		

Notes: Average in-service time = 35 years
PWR = Pressurized Water Reactor; BWR = Boiling Water Reactor
NSSS = Nuclear Steam Supply System; W = Westinghouse; CE = Combustion Engineering; GE = General Electric; B&W = Babcock & Wilcox
Amounts may not add due to rounding

(a) Fleet also includes 4 units that have been shut down: Peach Bottom 1, Dresden 1, Zion 1 and 2
(b) Total owned Capacity, net annual mean unit ratings, and 2011 Generation are stated at ownership portion.
(c) Open – a system that circulates water withdrawn from the environment, returning it to its source at a higher temperature. Closed – a system that recirculates cooling water with waste heat dissipated to the atmosphere through evaporation.
(d) 18-month refueling cycle.
(e) 24-month refueling cycle
(f) 12-month refueling cycle.
(g) Dry cask storage will be in operation at all sites prior to the closing of spent fuel storage pools.
(h) Supplemented with water from the Wadesville Mine Pool and the Still Creek Reservoir at Tamaqua via the Schuylkill River, and the Delaware Revier via the Bradshaw Reservoir at Perkiomen Creek.
(i) CENG owns 100% of Nine Mile Point Unit 1 and 82% of Nine Mile Point Unit 2. The remaining interest in Nine Mile Point Unit 2 is owned by the Long Island Power Authority (LIPA)
(j) On December 8, 2010, Generation announced that it will permanently cease generation operations at Oyster Creek by December 31, 2019.
(k) Reflects Exelon's and EDF's ownership interest in CENG. For Nine Mile Point, the coowner owns 18% of Unit 2. Thus Exelon's and EDF's ownership is 50.01% and 49.99%, respectively, of 82% of Nine Mile Point Unit 2.

Nuclear Operating Data[a]

	2014	2013	2012
Fleet capacity factor	94.3%	94.1%	92.7%
Fleet production cost per MWh	$19.33	$19.83	$19.50

(a) Excludes Salem, which is operated by PSEG.

Refueling Outages in 2014

– Conducted 12 refueling outages – including Salem
– Average refueling outage duration – excluding Salem: 28 days

35

Exelon Generation – Nuclear Generating Capacity

	Cooling Water System[c]	Unit/ Ownership	Annual Mean Rating (MW)	Start of Commercial Operations	Current License Expiration	Last Refueling Completed	Spent Fuel Pool Capacity Reached[g]
Braidwood	Closed (dedicated ponds)	1/100% 2/100%	1,206 1,172	1988 1988	2026 2027	Sept-13[d] May-14[d]	Dry Cask Storage in operation
Byron	Closed	1/100% 2/100%	1,186 1,158	1985 1987	2024 2026	Mar-14[d] Oct-14[d]	Dry Cask Storage in operation
Calvert Cliffs	Open	1/50.01% 2/50.01%	446 432	1975 1977	2034 2036	Mar-14[e] Mar-13[e]	Dry Cask Storage in operation
Clinton	Open	1/100%	1,069	1987	2026	Oct-13[f]	2016
Dresden	Partial Open	2/100% 3/100%	925 920	1970 1971	2029 2031	Dec-13[e] Nov-14[e]	Dry Cask Storage in operation
LaSalle	Closed	1/100% 2/100%	1,157 1,170	1984 1984	2022 2023	Mar-14[e] Mar-13[e]	Dry Cask Storage in operation
Limerick	Closed	1/100% 2/100%	1,158 1,159	1986 1990	2044 2049	Apr-14[e] Apr-13[e]	Dry Cask Storage in operation
Nine Mile Point	Open/ Closed	1/50.01% 2/41.01%	309 526	1970 1988	2029 2046	May-13[e] Apr-14[e]	Dry Cask Storage in operation
Oyster Creek	Open	1/100%	625	1969	2029[i]	Oct-14[e]	Dry Cask Storage in operation
Peach Bottom	Open	2/50% 3/50%	582 583	1974 1974	2033 2034	Dec-14[e] Oct-13[e]	Dry Cask Storage in operation
Quad Cities	Open	1/75% 2/75%	700 703	1973 1973	2032 2032	Apr-13[e] Apr-14[e]	Dry Cask Storage in operation
R.E. Ginna	Open	1/50%	288	1970	2029	May-14[d]	Dry Cask Storage in operation
Salem	Open	1/43% 2/43%	504 502	1977 1981	2036 2040	Nov-14[d] May 14[d]	Dry Cask Storage in operation
Three Mile Island	Closed	1/100%	837	1974	2034	Nov-13[e]	2025
Total			19,317				

Nuclear Operating Data[a] (continued)

2014 Net Generation (excluding Salem): 150,891 MWh

Planned Refueling Outages (including Salem)

2011: 12 actual
2012: 10 actual
2013: 10 actual
2014: 12 actual
2015: 14 planned
2016: 12 planned
2017: 15 planned

36

Exelon Generation – Fossil Emissions and Emission Reduction Technology Summary

Owned generation as of December 31, 2014, unless otherwise noted. Table does not include station auxiliary equipment or plants comprised solely of peaking combustion turbines. 2014 data is presented for the full calendar year.

Fossil Station (Location) / Water Body	Capacity[a] (MW)	Net Generation Available for Sale (GWh) 2014	2013	2012
Colorado Bend Energy Center (Wharton, TX) / Colorado River Units: 4 2x1 CCGTs & 2 steam generators (intermediate)	498	1,591	1,739	1,644
Conemaugh [e] (New Florence, PA) / Conemaugh Units: 2 coal units (baseload) Data Reflects Exelon Generations 31.3% plant ownership	530	3,442	3,678	3,324
Eddystone Station [b] (Eddystone, PA) / Delaware River Units: 2 oil/gas steam units, 4 oil combustion turbines (peaking)	820	65	36	46
Fairless Hills [d] (Falls Township, PA) / Delaware River Units: 2 landfill gas units (peaking)	60	248	240	247
Fore River [c] (North Weymouth, MA) / Town River Units: 4 2x1 CCGTs & 3 steam generators (intermediate)	726	3,477	3,818	4,048
Gould Street (Baltimore MD) / Patapsco River Units: 1 gas steam unit (peaking)	97	18	19	40
Handley (Ft. Worth, TX) / Lake Arlington Units: 3 gas steam units (2 peaking/1 intermediate)	1,265	274	343	858

37

Exelon Generation – Fossil Emissions and Emission Reduction Technology Summary (continued)

	Emissions (thousand tons)			Reduction Technology				
Type	2014	2013	2012	SO2 Scrubber	Post combustion NOx controls (SCR or SNCR)	Low NOx burners with separated overfire air	Induced flue gas recirculation	Cooling Water System
Colorado Bend								
SO2	*	*	*					
NOx	0.1	0.1	0.1		X			
CO2	784	861	830					Closed
Conemaugh								
SO2	2.3	2.0	2.0					
NOx	5.6	5.7	5.1		X	X		
CO2	3,382	3,624	3,368					Closed
Eddystone Station								
SO2	0.1	0.1	0.1					
NOx	0.1	0.1	0.1			X		
CO2	114	72	98					Open
Fairless Hills								
SO2	0.1	0.1	0.1					
NOx	0.1	0.1	0.1					
CO2	374	375	325					Open
Fore River								
SO2	*	*	*					
NOx	0.1	0.1	0.1		X			
CO2	1,440	1,640	1,733					Closed
Gould Street								
SO2	*	*	*					
NOx	*	*	*			X		
CO2	13	13	29					Open
Handley								
SO2	*	*	*					
NOx	*	0.1	0.1		X			
CO2	208	251	601					Open

* indicates less than 50 tons.

38

Exelon Generation – Fossil Emissions and Emission Reduction Technology Summary (continued)

Owned generation as of December 31, 2014, unless otherwise noted. Table does not include station auxiliary equipment or plants comprised solely of peaking combustion turbines. 2014 data is presented for the full calendar year.

		Net Generation Available for Sale (GWh)		
Fossil Station (Location) / Water Body	Capacity[a] (MW)	2014	2013	2012
Hillabee Energy Center (Alexander City, AL) / Municipal Supply Units: 2 2x1 CCGTs & 1 steam generator (intermediate)	695	5,028	3,557	5,007
Keystone [e] (Shelocta, PA) / Keystone Lake Units: 2 coal units (baseload) Data reflects Exelon Generation's 41.98% plant ownership.	714	4,838	5,229	3,998
Mountain Creek (Dallas, TX) / Mountain Creek cooling pond Units: 3 gas steam units (2 peaking/1 intermediate)	805	206	285	847
Mystic & Mystic Jet (Charlestown, MA) / Mystic River Units: 4 2x1 CCGT, 3 steam generators & 1 combustion turbine (intermediate)	2,002	1,840	7,054	8,627
Quail Run Energy Center [f] (Odessa, TX) / Municipal Units: 4 2x1 CCGT & 2 steam generators (intermediate)	488	618	680	416
Riverside [g] (Baltimore, MD) / Patapsco River Units: 1 gas steam unit & 2 oil combustion turbines (peaking)	113	22	21	27
Schuylkill [h] (Philadelphia, PA) / Schuylkill River Units: 2 oil combustion turbine units (peaking)	30	<1	<1	<1
Wolf Hollow (Granbury, TX) / Lake Granbury Units: 2 gas combined cycle turbines and 1 steam generator (intermediate)	704	3,865	2,936	2,604

(a) Capacity reflects summer rating and is reported at ownership portion. Divested plant capacity is as of 12/31 of the prior year. Capacity presented does not reflect retired unit capacity.
(b) Eddystone Unit 1 (coal) was retired on May 31, 2011; Eddystone Unit 2 (coal) was retired on May 31, 2012. Retired unit capacity is not included in plant totals.
(c) Sale of Fore River closed on November 7, 2014. Net Generation of 3,477 is year-to-date as of November 7, 2014.
(d) Fairless Hills CO_2 emissions include biogenic CO_2 from landfill gas; biogenic CO_2 accounts for approximately 98% of CO_2 emissions.
(e) As of December 31, 2014, Generation sold its ownership interest in Keystone and Conemaugh.
(f) Sale of Quail Run closed Jan 21, 2015.
(g) Riverside 4 (gas steam unit) is scheduled to be retired June 1, 2016.
(h) Schuylkill 1 retired Jan 1, 2013. No Exelon owned steam units are at the site since then. There are 2 oil fired combustion turbines there owned by Exelon.

39

Exelon Generation – Fossil Emissions and Emission Reduction Technology Summary (continued)

	Emissions (thousand tons)			Reduction Technology				
Type	2014	2013	2012	SO2 Scrubber	Post combustion NOx controls (SCR or SNCR)	Low NOx burners with separated overfire air	Induced flue gas recirculation	Cooling Water System
Hillabee Energy Ctr.								
SO2	*	*	*					
NOx	0.1	0.1	0.2		X			
CO2	2,088	1,520	2,123					Closed
Keystone								
SO2	11.9	11.1	12.4	X				
NOx	7.0	7.0	7.3		X	X		
CO2	4,839	5,195	4,121					Closed
Mountain Creek								
SO2	*	*	*					
NOx	0.1	0.1	0.2		X		X	
CO2	185	208	571		(Unit 8)		(Units 6, 7)	Open
Mystic & Mystic Jet								
SO2	0.9	0.8	*					
NOx	0.2	0.4	0.3		X	X		
CO2	921	3,138	3,735					Closed
Quail Run Energy Cnt.								
SO2	*	*	*					
NOx	0.1	0.1	0.1		X	X		
CO2	323	385	245					Closed
Riverside								
SO2	*	*	*					
NOx	*	*	*					
CO2	21	16	21					Open
Schuylkill								
SO2	*	*	*					
NOx	*	*	*					
CO2	1	1	1					Open
Wolf Hollow								
SO2	*	*	*					
NOx	0.3	0.3	0.4		X			
CO2	1,791	1,411	1,231					Closed

*Indicates emissions less than 50 tons.

40

Exelon Generation – Total Contracted Generation Capacity Contracted Generation (in MWs) as of December 31, 2014 2015 2016 2017 ERCOT 1,434 1,534 1,534 Oil/Gas 870 870 870 Renewables 564 664 664 Mid-Atlantic(a) 860 808 783 Oil/Gas 565 565 565 Renewables 295 243 218 Midwest 1,734 1,536 1,536 Oil/Gas 1,124 1,124 1,124 Renewables 610 412 412 New England 1,401 621 621 Hydro 0 0 0 Oil/Gas 1,340 620 620 Renewables 60 1 1 South/West/Canada 3,996 2,348 2,299 Hydro 148 197 148 Oil/Gas 3,564 1,898 1,898 Renewables 284 253 253 Grand Total 9,424 6,846 6,773 (a) Excludes PPA with CENG Exelon Corporation 10 South Dearborn Street, 52nd Floor Chicago, IL 60603 www.exeloncorp.com © Exelon Corporation, 2014 41